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                    SECURITIES AND EXCHANGE COMMISSION
                           Washington, DC  20549


                                 FORM 8-K


                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

    Date of report (Date of earliest event reported) August 7, 1998

                 Winthrop Partners 79 Limited Partnership
        (Exact Name of Registrant as Specified in Its Charter)

                             Massachusetts
             (State or Other Jurisdiction of Incorporation)

            0-9224                        04-2654152
   (Commission File Number)         (I.R.S. Employer Identification No.)

    One International Place, Boston, Massachusetts                 02110
      (Address of Principal Executive Offices)                  (Zip Code)

                              (617) 330-8600
           (Registrant's Telephone Number, Including Area Code)

                                    N/A
       (Former Name or Former Address, if Changed Since Last Report)

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Item 2.  Acquisition or Disposition of Assets

     On August 7, 1998, the Registrant's Chippewa Falls, Wisconsin property was sold to an unaffiliated third party. Net proceeds to the Registrant, after satisfaction of closing costs, were approximately $950,000. It is anticipated that all or a portion of the net proceeds will be distributed to the Registrant's partners during the third quarter of 1998.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (b) Pro Forma Financial Information: The required pro forma financial information will be provided in Registrant's Quarterly Report on Form 10-QSB for the three months ended September 30, 1998.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 10th day of August, 1998.

                                   WINTHROP PARTNERS 79 LIMITED PARTNERSHIP

                                   By:  ONE WINTHROP PROPERTIES, INC.
                                        Managing General Partner

                                       By: /s/ Michael L. Ashner
                                           --------------------------
                                               Michael Ashner
                                               Chief Executive Officer